EXHIBIT 99.1


                               CTG RESOURCES, INC.
                         FORM S-8 REGISTRATION STATEMENT
                           UNION EMPLOYEE SAVINGS PLAN
                                  EXHIBIT INDEX

       Exhibit Number         Description             Status
            ----              -----------      --------------------


             99.1           Exhibit Index         Filed herewith
             24             Power of Attorney     Filed herewith